Exhibit 1
---------

                             JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the  undersigned  that the
Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Class A Common Stock, par value $.01 per share, of LIN TV Corp. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


October 10, 2006

                                    HICKS, MUSE, TATE & FURST EQUITY FUND
                                    III, L.P.

                                    By: HM3/GP Partners , L.P.,
                                        its general partner

                                    By: Hicks Muse GP Partners III, L.P.,
                                        its general partner

                                    By: Hicks Muse Fund III Incorporated,
                                        its general partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HM3/GP PARTNERS, L.P.

                                    By: Hicks Muse GP Partners III, L.P.,
                                        its general partner

                                    By: Hicks Muse Fund III Incorporated,
                                        its general partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer




                                    HICKS MUSE GP PARTNERS III, L.P.

                                    By  Hicks Muse Fund III Incorporated,
                                        its general partner

                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer

                                    HICKS MUSE FUND III INCORPORATED



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HM3 COINVESTORS, L.P.

                                    By: Hicks Muse GP Partners III, L.P.,
                                        its general partner

                                    By: Hicks Muse Fund III Incorporated,
                                        its general partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HICKS, MUSE & CO. PARTNERS, L.P.

                                    By: HM Partners Inc.,
                                        its general partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Treasurer


                                    HM PARTNERS INC.



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HICKS, MUSE FUND IV, LLC



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary

                                    HICKS, MUSE GP PARTNERS IV, L.P.

                                    By: Hicks, Muse Fund IV, LLC
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                                    HM4-EQ COINVESTORS, L.P.

                                    By: Hicks, Muse GP Partners IV, L.P.,
                                        its General Partner

                                    By: Hicks, Muse Fund IV, LLC
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                                    HM 4-P COINVESTORS, L.P.

                                    By: Hicks, Muse GP Partners IV, L.P.,
                                        its General Partner

                                    By: Hicks, Muse Fund IV, LLC
                                        its General Partner


                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                                    HM4-EN COINVESTORS, L.P.

                                    By  Hicks, Muse GP Partners IV, L.P.,
                                        its General Partner

                                    By: Hicks, Muse Fund IV, LLC
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary

                                    HICKS, MUSE LATIN AMERICA FUND I
                                    INCORPORATED



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HICKS, MUSE GP PARTNERS L.A., L.P.

                                    By: Hicks, Muse Latin America Fund I
                                        Incorporated,
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HM 1-FOF COINVESTORS, L.P.

                                    By: Hicks, Muse GP Partners L.A.,
                                        L.P.,
                                        its General Partner

                                    By: Hicks, Muse Latin America Fund I
                                        Incorporated,
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer


                                    HM4 PARTNERS, L.P.

                                    By: Hicks, Muse GP Partners L.A.,
                                        L.P.,
                                        its General Partner

                                    By: Hicks, Muse Latin America Fund I
                                        Incorporated,
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer

                                    HICKS, MUSE, TATE & FURST EQUITY FUND
                                    IV, L.P.

                                    By: HM4 Partners, L.P.,
                                        its General Partner

                                    By: Hicks, Muse GP Partners L.A.,
                                        L.P.,
                                        its General Partner

                                    By: Hicks, Muse Latin America Fund I
                                        Incorporated,
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer

                                    HICKS, MUSE, TATE & FURST PRIVATE EQUITY
                                    FUND IV, L.P.
                                    By: HM4 Partners, L.P.,
                                        its General Partner

                                    By: Hicks, Muse GP Partners L.A.,
                                        L.P.,
                                        its General Partner

                                    By: Hicks, Muse Latin America Fund I
                                        Incorporated,
                                        its General Partner



                                    By:  /s/  David W. Knickel
                                       ---------------------------------
                                    David W. Knickel
                                    Vice President and Chief Financial Officer